UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2022

MIMECAST LIMITED

(Exact name of registrant as specified in its charter)

Jersey	001-37637	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Finsbury Avenue

London, EC2M 2PF

United Kingdom

(Address of principal executive offices)

(781) 996-5340

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Ticker Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.012 par value per share	MIME	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed on a Form 8-K filed with the Securities and Exchange Commission on December 7, 2021, Mimecast Limited, a public company incorporated under the laws of the Bailiwick of Jersey (“Mimecast”), entered into a Transaction Agreement with Magnesium Bidco Limited, a private limited company incorporated in England & Wales (“Buyer”), pursuant to which Buyer, or one of its affiliates, will acquire Mimecast in an all-cash transaction pursuant to a scheme of arrangement under Part 18A of the Companies (Jersey) Law 1991, as amended from time to time (the “Transaction”). On February 9, 2022, Mimecast filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Definitive Proxy Statement”) with respect to the special meetings of the shareholders of Mimecast scheduled to be held on March 11, 2022, in connection with the Transaction.

Litigation Relating to the Transaction

As previously disclosed, on January 14, 2022, in connection with the Transaction, a purported individual shareholder of Mimecast filed a complaint in the United States District Court for the Southern District of New York, captioned O’Dell v. Mimecast Limited, et al., No. 1:22-cv-00367, naming as defendants the Company and each member of the Company Board as of the date of the Transaction Agreement (O’Dell). Between January 21, 2022 and January 25, 2022, three additional cases were filed by purported individual shareholders of Mimecast in the same court, captioned Whitfield v. Mimecast Limited, et al., 1:22-cv-00579 (Whitfield), Smith v. Mimecast Limited, et al., No. 1:22-cv-00630 (Smith), and Hutchinson v. Mimecast Limited, et al., No. 1:22-cv-00665 (Hutchinson), and on January 23, 2022, one additional case was filed by a purported individual shareholder of Mimecast in the United States District Court for the Eastern District of New York, captioned Mendoza v. Mimecast Limited, et al., No. 1:22-cv-00384 (Mendoza). The O’Dell, Whitfield, Smith, Hutchinson, and Mendoza cases, and any similar subsequently filed cases involving the Company, the Company Board or any committee thereof and/or any of the Company’s directors or officers relating directly or indirectly to the Transaction Agreement, the Transaction or any related transaction, are referred to as the “Transaction Litigations.”

The Transaction Litigations filed to date generally allege that the preliminary proxy statement filed by Mimecast with the SEC on January 13, 2022 in connection with the Transaction is materially incomplete and misleading by allegedly failing to disclose certain purportedly material information. The Transaction Litigations assert violations of Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), Rule 14a-9 promulgated thereunder, and 17 C.F.R. § 244.100 against Mimecast and the Company Board and violations of Section 20(a) of the Exchange Act against the Company Board. The Transaction Litigations seek, among other things: an injunction enjoining consummation of the Transaction, rescission of the Transaction Agreement, a declaration that the Company and the Company Board violated Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder, an order directing the Company Board to comply with the Exchange Act, damages, costs of the action, including plaintiff’s attorneys’ fees and experts’ fees and expenses, and any other relief the court may deem just and proper.

Mimecast cannot predict the outcome of each Transaction Litigation, nor can Mimecast predict the amount of time and expense that will be required to resolve each Transaction Litigation. Mimecast believes that the O’Dell, Whitfield, Smith, Hutchinson, and Mendoza cases are without merit and Mimecast and its directors intend to vigorously defend against each Transaction Litigation and any subsequently filed similar actions.

It is possible that additional similar complaints could be filed in connection with the Transaction.

While Mimecast believes that the disclosures set forth in the Definitive Proxy Statement comply fully with all applicable law and denies the allegations in the Transaction Litigations, in order to moot plaintiffs’ disclosure claims, avoid nuisance and possible expense and business delays, and provide additional information to its shareholders, Mimecast has determined voluntarily to supplement certain disclosures in the Definitive Proxy Statement related to plaintiffs’ claims with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit, necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Mimecast specifically denies all allegations in the Transaction Litigations that any additional disclosure was or is required or material.

All page references used herein refer to pages in the Definitive Proxy Statement before any additions or deletions resulting from the Supplemental Disclosures, and capitalized terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement. Underlined and bolded text shows text being added to a referenced disclosure in the Definitive Proxy Statement and stricken-through text shows text being deleted from a referenced disclosure in the Definitive Proxy Statement. Except as specifically noted herein, the information set forth in the Definitive Proxy Statement remains unchanged.

Supplemental Disclosures to Definitive Proxy Statement

The eighth sentence of the second full paragraph under “The Transaction—Background of the Transaction” on page 38 is hereby amended and supplemented as follows:

“After such discussion, it was determined that, given the potential conflicts or the appearance of potential conflicts that could arise as a result of such relationships (including the potential for an appearance of partiality in the event that any applicable financial sponsor submitted a bid during the process), Mr. Ain and Ms. Doshi would recuse themselves from further Company Board meetings and deliberations regarding the review of potential strategic alternatives that may be available to Mimecast until such time as the applicable financial sponsor was no longer an actual or potential participant in the process.”

The second sentence of the first full paragraph under “The Transaction—Opinion of the Special Committee’s Financial Advisor” on page 65 is hereby amended and supplemented as follows:

“No company, business or transaction reviewed is identical or directly comparable to Mimecast or the Transaction nor, except for the ranges of multiples applied in the selected public companies and selected precedent transactions analyses described below, were individual multiples derived for selected companies or transactions independently determinative of Citi’s views with respect to such analyses, and an evaluation of these analyses is not entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions reviewed or the results from any particular analysis.”

The first sentence of the first paragraph under “The Transaction—Opinion of the Special Committee’s Financial Advisor—Financial Analyses—Selected Public Companies Analysis” beginning on page 65 is hereby amended and supplemented as follows:

“Citi reviewed publicly available financial and stock market information of Mimecast and ~~the following~~ ten selected companies, as noted below, that Citi viewed, based on its professional judgment, as generally relevant for purposes of analysis as publicly traded companies with operations in the cybersecurity industry (collectively, the “selected companies”).”

The first sentence of the first paragraph under “The Transaction—Opinion of the Special Committee’s Financial Advisor—Financial Analyses—Selected Precedent Transactions Analysis” on page 66 is hereby amended and supplemented as follows and by deleting the list of selected transactions and related information immediately following such paragraph:

“Using publicly available information, Citi reviewed financial data relating to ~~the following~~ nine selected transactions, as noted below, that Citi viewed, based on its professional judgment, as generally relevant for purposes of analysis as transactions involving target companies with operations in the cybersecurity and enterprise software industries (collectively, the “selected transactions”).~~:~~”

The first sentence of the second full paragraph under “The Transaction—Opinion of the Special Committee’s Financial Advisor—Financial Analyses—Selected Precedent Transactions Analysis” on page 67 is hereby amended and supplemented by adding the following list of selected transactions and related information after such sentence and moving the last sentence of such paragraph thereunder:

“The overall low to high next 12 months estimated revenue multiples observed for the selected transactions was 4.9x to 9.1x~~.~~, as indicated below (individual multiples are referenced below for informational purposes):

Selected Transactions

Announcement Date	Acquiror	Target	Estimated Next 12 Months Revenue Multiples
November 2021	• Investor Group (including Advent International Corporation and Permira Advisers LLC)	• McAfee Corp.	7.0x
April 2021	• Thoma Bravo, L.P.	• Proofpoint, Inc.	9.1x
March 2021	• Thoma Bravo, L.P.	• Talend S.A.	7.3x
March 2021	• Vista Equity Partners Management, LLC	• Pluralsight, Inc.	9.1x
December 2020	• Thoma Bravo, L.P.	• RealPage, Inc.	8.2x
October 2019	• Thoma Bravo, L.P.	• Sophos Ltd.	4.9x
August 2019	• VMware, Inc.	• Carbon Black, Inc.	8.0x
February 2019	• Hellman & Friedman LLC	• The Ultimate Software Group, Inc.	7.9x
November 2018	• Vista Equity Partners Management, LLC	• Apptio, Inc.	7.0x”

The fourth sentence of the first paragraph under “The Transaction—Opinion of the Special Committee’s Financial Advisor—Financial Analyses—Discounted Cash Flow Analysis” on page 67 is hereby amended and supplemented as follows:

“The present values (as of September 30, 2021) of the cash flows and terminal values and Mimecast’s potential tax attributes per the management of Mimecast were then calculated using a selected range of discount rates of 9.3% to 10.4% derived from a weighted average cost of capital calculation utilizing a capital asset pricing model.”

Additional Information and Where to Find It

This communication has been prepared in respect of the proposed transaction involving Mimecast and Buyer, and may be deemed to be soliciting material relating to the transaction. On February 9, 2022, in connection with the transaction, Mimecast filed with the SEC the Definitive Proxy Statement on Schedule 14A relating to a meeting of shareholders. Additionally, Mimecast may file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Mimecast are urged to read carefully and in their entirety the Definitive Proxy Statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the transaction and related matters. The Definitive Proxy Statement has been mailed to Mimecast shareholders. Investors and securityholders will be able to obtain a copy of the Definitive Proxy Statement, as well as other filings containing information about the transaction that are filed by Mimecast with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of Mimecast’s website at www.mimecast.com.

Participants in the Solicitation

Mimecast and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Mimecast in respect of the transaction. Information about Mimecast’s directors and executive officers is set forth in the proxy statement for Mimecast’s 2021 Annual General Meeting, which was filed with the SEC on July 26, 2021. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this report may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on Mimecast’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Mimecast’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement; (ii) the failure to obtain approval of the proposed transaction by Mimecast shareholders; (iii) the failure to obtain certain required regulatory approvals to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; (iv) the effect of the announcement of the proposed transaction on the ability of Mimecast to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (v) the response of competitors to the proposed transaction; (vi) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (vii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (viii) significant costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) restrictions during the pendency of the proposed transaction that may impact Mimecast’s ability to pursue certain business opportunities; and (xi) the other risks, uncertainties and factors detailed in Mimecast’s filings with the Securities and Exchange Commission (SEC). As a result of such risks, uncertainties and factors, Mimecast’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Mimecast is providing the information in this report as of this date and assumes no obligations to update the information included in this report or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2022	Mimecast Limited

	By:	/s/ Rafeal Brown
Rafeal Brown
Chief Financial Officer (Principal Financial and Accounting Officer)